EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Nocopi Technologies, Inc. (the "Company") on Form 10-Q for the Quarter ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Matthew C. Winger, Chief Executive Officer, and Debra E. Glickman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

DATE: August 13, 2026

/s/ Matthew C. Winger

Matthew C. Winger

Chief Executive Officer (Principal Executive Officer)

/s/ Debra E. Glickman

Debra E. Glickman

Chief Financial Officer (Principal Financial Officer)